STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 15th day of January, 1999, by and between Nickleby's.com, Inc., a Colorado corporation (hereinafter referred to as the "Company"), on the one hand, and Nickleby's Auction Gallery Ltd., a Colorado corporation (hereinafter referred to as "Nickleby's"), and Bruce A. Capra (hereinafter referred to as the "Seller"), on the other hand.


                                    RECITALS:

     WHEREAS, the Company desires to pay the sum of $47,832.50 in cash to the Seller, and the Seller desires to receive said cash sum from the Company, in consideration of the exchange therefor by the Seller of all 5,100 issued and outstanding shares of common stock, no par value per share (hereinafter referred to as the "Nickleby's Common Shares"), of Nickleby's which are owned of record and beneficially by the Seller, on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:


                                    ARTICLE 1
                     PAYMENT OF CASH AND PURCHASE OF SHARES
                     --------------------------------------

     At the Closing, as defined and to be held in accordance with the provisions of Article 2 below, the Company agrees to pay the sum of $47,832.50 in cash to the Seller and the Seller agrees to receive said cash sum from the Company. In consideration for the payment of the aforesaid sum of cash to the Seller pursuant to the provisions of this Agreement, at the Closing the Seller shall sell, assign, transfer, convey and deliver to the Company the stock certificate, duly executed, endorsed and/or authenticated for transfer to the Company, evidencing 5,100 Nickleby's Common Shares owned of record and beneficially by him.


                                    ARTICLE 2
                                     CLOSING
                                     -------

     The consummation of the sale, assignment, transfer and conveyance to, and purchase and acquisition by, the Company of the Nickleby's Common Shares (hereinafter referred to as the "Closing") shall occur at the offices of Cudd & Associates, 1120 Lincoln Street, Suite #1310, Denver, Colorado 80203, at 1:00 p.m., Mountain Standard Time, on January 28, 1998, or at such other place and/or on such other date not later than February 28, 1998, as the parties may agree upon in writing (hereinafter referred to as the "Closing Date"). If the Closing fails to occur by January 28, 1999, or by such later date to which the Closing may be extended as provided hereinabove, then this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith and no party hereto shall have any further obligations hereunder; provided, however, that no such termination shall constitute a waiver by any
--------   -------
party or parties which is not in default of any of his, its or their respective representations, warranties or covenants herein, of any rights or remedies he, it or they might have at law if any other party or parties are in default of any of his, its or their respective representations, warranties or covenants under this Agreement.

     At or prior to the Closing, as conditions thereto,

     (a)  The Company shall deliver, or cause to be delivered, to the Seller:

          (i)       A cashier's check in the amount of $47,832.50.

          (ii)      The   certified  resolutions  of  the   Company's  Board  of
Directors specified in Section 7.3 (a) below.

     (b)  The Seller shall deliver to the Company:

          (i) The stock certificate evidencing 5,100 Nickleby's Common Shares owned of record and beneficially by the Seller which are being sold, assigned, transferred and conveyed to the Company, duly executed, endorsed and/or authenticated for transfer to the Company.

          (ii) The certified resolutions of the Board of Directors of Nickleby's specified in Section 7.4 (a) below.

          (iii) The certificates of Nickleby's specified in Section 7.4 (b) and (c) below.


                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company hereby represents and warrants to the Seller as follows (it being acknowledged that the Seller is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Seller hereunder):

     3.1  Organization  and Corporate  Power.  The Company is a corporation duly
          ----------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado.

     3.2  Authorization.   The  Company  has  full  power,  legal  capacity  and
          -------------
authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; and to perform all of the obligations to be performed by the Company hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by the Company have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect and have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by the Company and/or its executive officer(s); constitute the legal, valid and binding obligation of the Company; and are enforceable with respect to the Company in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Company of any of the transactions contemplated hereby nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which the Company is a party or by which the Company or any of the assets or properties of the Company may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company or any of the assets or properties of the Company. To the best knowledge of the Company, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

     3.3  Investment  Representation.   The executive  officers and directors of
          --------------------------
the Company have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the Nickleby's Common Shares in exchange and consideration for the payment of $47,832.50 in cash as contemplated hereby. The executive officers and directors of the Company shall conduct an independent review of the business, assets, properties, books and records of Nickleby's for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by Nickleby's and the Seller. The executive officers and directors of the Company understand and acknowledge that the Nickleby's Common Shares were originally issued to the Seller and will be sold, assigned, transferred and conveyed to the Company in the transaction contemplated hereby without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the Nickleby's Common Shares will be taken and received by the Company for its account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificate representing the Nickleby's Common Shares sold, assigned, transferred and conveyed to the Company shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN

     A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     3.4  Disclosure.  Neither this Agreement, nor any  certificate,  exhibit or
          ----------
other written document or statement, furnished to the Seller by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

     The Seller hereby represents and warrants to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

     4.1  Authorization. The Seller has full power, legal capacity and authority
          -------------
to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to sell, assign, transfer, convey and deliver the Nickleby's Common Shares to the Company and to perform all of the obligations to be performed by him hereunder. All agreements, documents and instruments to be executed in connection herewith by Nickleby's have been effectively authorized by all necessary action, corporate or otherwise, on the part of Nickleby's, which authorizations remain in full force and effect and have been duly executed and delivered by Nickleby's, and no other corporate proceedings on the part of Nickleby's are required to authorize the execution and delivery of such agreements, documents and instruments. This Agreement has been duly executed and delivered by the Seller, constitutes the legal, valid and binding obligation of the Seller and is enforceable with respect to the Seller in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Seller and Nickleby's of any of the transactions contemplated hereby, or compliance by the Seller and Nickleby's with any of the provisions hereof, will
(i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Nickleby's charter documents) to which either the Seller or Nickleby's are parties or by which the Seller or Nickleby's or any of the assets or properties of the Seller or Nickleby's may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either the Seller or Nickleby's or any of the assets or properties of the Seller or Nickleby's. To the best knowledge of the Seller and Nickleby's, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Seller and Nickleby's of the transactions contemplated by this Agreement.

     4.2  Ownership  of  Nickleby's.  The Seller  owns 5,100  Nickleby's  Common
          -------------------------
Shares, constituting all of the issued and outstanding shares of capital stock of Nickleby's, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of the Nickleby's Common Shares have been duly authorized and validly issued and are fully-paid and nonassessable. Except as set forth in this Section 4.2(a), there are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from Nickleby's any capital stock of Nickleby's or any securities convertible into or exchangeable for any shares of capital stock of Nickleby's, or any other securities or agreement pursuant to which Nickleby's is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of Nickleby's to repurchase, redeem or otherwise acquire any of the outstanding shares of Nickleby's.

     4.3  Organization  and Corporate  Power.  Nickleby's is a corporation  duly
          ----------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon Nickleby's. Nickleby's has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the personal property, and to lease the real property, which it now owns and leases, respectively. The Articles of Incorporation of Nickleby's, as amended to date, certified by the Secretary of State of Colorado, and the Bylaws of Nickleby's certified by the President and the Secretary of Nickleby's, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

     4.4  Financial  Statements.  Attached  hereto  as  Exhibit  A is a true and
          ---------------------
complete copy of the unaudited balance sheet of Nickleby's as of December 31, 1998 (the "Nickleby's Balance Sheet"), which has been certified to by the chief executive officer and the chief financial officer of Nickleby's. The Nickleby's Balance Sheet (i) is derived from the books and records of Nickleby's, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of Nickleby's, (ii) fairly and accurately present the financial condition of Nickleby's on the date of such statement, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the year involved.

     4.5  Subsidiaries.  Nickleby's  has no  subsidiaries  or  any  investments,
          ------------
directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever. It is understood and acknowledged by the Company, however, that the Seller owns certain other business organizations and/or additional business enterprises in formation or to be formed, that the Seller may hereafter establish or acquire additional businesses and enterprises and that no such other or additional corporation, business or enterprise is now a part of, or owned by, the Company, nor shall the Company acquire any beneficial or equitable interest in or to any such other or additional corporation, business or enterprise as a consequence of any of the transactions contemplated by this Agreement.

     4.6  Absence  of  Undisclosed  Liabilities.  Except  as and  to the  extent
          -------------------------------------
reflected or reserved against in the Nickleby's Balance Sheet, and as to matters arising in the ordinary course of the business of Nickleby's since the date of the Nickleby's Balance Sheet which are disclosed in Exhibit B hereto, Nickleby's has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse affect on the business, assets, properties, condition (financial or otherwise) or prospects of Nickleby's.

     4.7  Absence  of  Certain  Developments.  Since the date of the  Nickleby's
          ----------------------------------
Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of Nickleby's or in the assets, liabilities, properties, business, operations or prospects of the corporation; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Nickleby's Common Shares or redemption, purchase or other acquisition of any Nickleby's Common Shares or any split-up or other recapitalization relative to any Nickleby's Common Shares or any action authorizing or obligating Nickleby's to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of Nickleby's, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by Nickleby's otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by Nickleby's of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Nickleby's Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by Nickleby's of any of the tangible or intangible assets of either corporation, cancellation by Nickleby's of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance or waiver by Nickleby's of any rights of value which, in any such case, is material to the business of Nickleby's (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of Nickleby's, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of Nickleby's; (ix) no disposition or lapse of rights as to any intangible property which is material to the business of Nickleby's; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of Nickleby's; (xi) no entry into any commitment or transaction by Nickleby's (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00;
(xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of Nickleby's; or (xiii) any agreement to do any of the things described in this Section 4.7.

     4.8  Real Property.  Except as may be set forth on  Exhibit  B,  Nickleby's
          -------------
neither owns, leases nor occupies any real property.

     4.9  Tangible  Personal  Property.  Exhibit B sets forth a complete list of
          ----------------------------
all items of tangible personal property owned or leased and used by Nickleby's in the current conduct of its business. Except as set forth on Exhibit B, Nickleby's has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by said corporation, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever. Included on Exhibit B is a list of all outstanding equipment leases and maintenance agreements to which Nickleby's is a party as lessee, with the identities of the other parties to all such leases and agreements shown thereon. All leases of tangible personal property to which Nickleby's is a party and which are material to the business of Nickleby's are fully effective in accordance with their respective terms, and there exists no default on the part of Nickleby's or termination thereof, except as may be set forth on Exhibit B. Each item of capital equipment which is used in the current conduct of Nickleby's business is, and on the Closing Date will be, in good operating and usable condition and repair, ordinary wear and tear excepted, and is and will be suitable for use in the ordinary course of Nickleby's business and fit for its intended purposes, except as may be set forth on Exhibit B.

     4.10  Tax Matters.  Nickleby's has, since the inception of the corporation,
           -----------
duly filed all Federal, state, county and local tax returns required to have been filed by the corporation in those jurisdictions where the nature or conduct of the business of the corporation requires such filing and where the failure to so file would be materially adverse to the corporation. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to Nickleby's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by Nickleby's have been paid. No amount is required to be reflected in the Nickleby's Balance Sheet as a liability or reserve for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

     4.11  Contracts and Commitments.   Nickleby's  has no contract,  agreement,
           -------------------------
obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit B. True and complete copies of all such contracts and other agreements listed on Exhibit B have been made available to the Company prior to the execution hereof. Neither Nickleby's nor the Seller has any knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. Nickleby's and the Seller have performed and complied in all material respects with all obligations required to be performed by them to date under, and are not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     4.12  Patents,  Trade  Secrets  and  Customer  Lists.    Nickleby's  has no
           ----------------------------------------------
patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of Nickleby's except as set forth on Exhibit B hereto, nor does any present or former officer, director or employee of Nickleby's own any patent rights relating to any products manufactured, rented or sold by Nickleby's. Except as disclosed on Exhibit B, Nickleby's has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by Nickleby's, and the continued use thereof after the Closing by Nickleby's will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit B, Nickleby's has used or is making use of any confidential information or trade secrets of any present or past employee of Nickleby's.

     4.13   No Pending  Material Litigation or Proceedings.  Except as disclosed
            ----------------------------------------------
on Exhibit B, there are no actions, suits or proceedings pending or threatened against or affecting Nickleby's (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of Nickleby's in connection with the business, operations or affairs of Nickleby's, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of Nickleby's, or which might prevent the sale of the Nickleby's Common Shares pursuant to this Agreement. Except as disclosed on Exhibit B, Nickleby's has not, during the three (3) years prior to the Closing Date, been threatened with any action, suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by Nickleby's asserting a particular defect or hazardous property in any of Nickleby's respective products, services or business practices or methods, nor has Nickleby's been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. Nickleby's is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     4.14   Insurance.   Nickleby's maintains insurance with reputable insurance
            ---------
companies on such of Nickleby's equipment, tools, machinery, inventory and properties as are usually insured by companies similarly situated and to the extent customarily insured, and maintains products and personal liability insurance, workers' compensation insurance and such other insurance against hazards, risks and liability to persons and property as is customary for companies similarly situated. A true and complete listing and general description of each of Nickleby's insurance policies as currently in force is set forth on Exhibit B hereto. All such insurance policies are, and at the Closing shall be, in full force and effect.

     4.15   Arrangements  with  Personnel.   Except  as  set forth on  Exhibit B
            -----------------------------
hereto, no stockholder, director, officer or employee is presently a party to any transaction with Nickleby's, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit B a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of Nickleby's whose salary and other compensation, in the aggregate, received from Nickleby's or accrued is at an annual rate (or aggregated for the most recently completed fiscal year) in excess of $1,000.00, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from Nickleby's to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of Nickleby's; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of Nickleby's and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of Nickleby's and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

     4.16  Labor  Relations.  Nickleby's has no obligations under any collective
           ----------------
bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, nor is any union, labor organization or group of employees of Nickleby's presently seeking the right to enter into collective bargaining with Nickleby's on behalf of any of the employees of the corporation, except as set forth on Exhibit B. The Company has furnished to the Company a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies, applicable to any of Nickleby's employees.

     4.17  Compliance  with Laws.  Nickleby's  holds all  licenses,  franchises,
           ---------------------
permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over said corporation, with respect to any part of the conduct of the business and corporate affairs of the corporation.

     4.18  Relationships  with Customers and Suppliers.  No present  customer or
           -------------------------------------------
substantial supplier to Nickleby's has indicated an intention to terminate or materially and adversely alter its existing business relationship with Nickleby's, and the Company has no reason to believe that any of Nickleby's present customers or substantial suppliers intends to do so.

     4.21  Disclosure.  Neither this Agreement, nor any certificate,  exhibit or
           ----------
other written document or statement, furnished to the Company by the Seller or Nickleby's in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

                                    ARTICLE 5
            OBLIGATIONS OF NICKLEBY'S AND THE SELLER PRIOR TO CLOSING
            ---------------------------------------------------------

     Nickleby's and the Seller hereby, severally and not jointly, covenant to and agree with the Company that between the date hereof and the Closing:

     5.1  Access to Properties and Records.
          --------------------------------

     (a) The Seller shall cause Nickleby's to give to the Company, its executive officers and directors and their authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of Nickleby's, and will cause the executive officers of Nickleby's to furnish any and all data and information pertaining to the businesses of Nickleby's that the Company, the executive officers and directors of the Company and their authorized representatives may from time to time reasonably require.

     (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Company, the executive officers and directors of the Company and their representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from Nickleby's or the executive officers and directors of Nickleby's. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Company or the executive officers and directors of the Company; (ii) generally known to others engaged in the trade or business of Nickleby's; (iii) part of public knowledge or literature; or (iv) lawfully received by the Company, the executive officers and directors of the Company or their authorized representatives from a third party.

     5.2  Corporate Existence, Rights and Franchises.  The Seller shall take all
          ------------------------------------------
necessary actions to cause Nickleby's to maintain in full force and effect the corporate existence, rights, franchises and good standing of said corporations. No change shall be made in the Articles of Incorporation or Bylaws of Nickleby's.

     5.3  Insurance.  The  Seller  shall  take all  necessary  actions  to cause
          ---------
Nickleby's to maintain in force all of its existing insurance policies, subject only to variations in amounts required by the ordinary operation of Nickleby's business.

     5.4  Conduct  of  Business  in  the  Ordinary Course.  The Seller shall not
          -----------------------------------------------
permit to be done any act which would result in the breach of any of the covenants of the Seller or Nickleby's contained herein or which would cause the representations and warranties of the Seller or Nickleby's contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Seller shall take all necessary actions to cause Nickleby's to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use its best efforts to preserve intact Nickleby's organization and operations at current levels, to retain the services of Nickleby's present employees and to preserve Nickleby's relationships with its suppliers and customers and others having business relationships with Nickleby's; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of Nickleby's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of Nickleby's in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of the Company (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Nickleby's Common Shares; and (vi) refrain from issuing any capital stock of Nickleby's or any other securities convertible into such capital stock.


                                    ARTICLE 6
                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
                  --------------------------------------------

     The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

     6.1  Regulatory  Approvals.  There  shall  have been  obtained  any and all
          ---------------------
permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods required by any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Company, Nickleby's and the Seller, are required for the consummation of the transactions contemplated hereby.

     6.2  No  Action  or  Proceeding.   No claim, action, suit, investigation or
          --------------------------
other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

     6.3  Obligations   of  Nickleby's  and  the  Seller.   The  obligations  of
          ----------------------------------------------
Nickleby's and the Seller hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by Nickleby's and the Seller, jointly and severally, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall
                --------   -------
constitute a waiver by Nickleby's or the Seller of any other condition or of any of their rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or covenants under this Agreement:

     (a) Nickleby's and the Seller shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by the Board of Directors of the Company) duly adopted by the Board of Directors of the Company adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Seller, Nickleby's and their counsel.

     6.4  Obligations  of the Company.  The obligations of the Company hereunder
          ---------------------------
to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Company in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of its rights or remedies, at law or in equity, if the Seller or Nickleby's shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

     (a) The Company shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by appropriate officers of Nickleby's) duly adopted by the Board of Directors of Nickleby's adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Company and its counsel.

     (b) The Seller and Nickleby's shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Nickleby's since the date hereof, and the representations and warranties of the Seller and Nickleby's contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Seller and Nickleby's to the Company, with the approval of the Company indicated thereon (which writing is to be attached hereto as Exhibit
C), be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Company shall have received a certificate, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of Nickleby's and by the Seller, reasonably satisfactory to the Company, to such effect.

     (c) The Company shall have received a certificate of the Seller and Nickleby's, reasonably satisfactory to the Company, to the effect that the Seller and Nickleby's have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, that there has been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Nickleby's since the date hereof, and that the representations and warranties of the Seller and Nickleby's contained herein continue to be true in all material respects on and as of the Closing Date as if made on and as of such date, except as contemplated or permitted by this Agreement or as qualified in Exhibit C.


                                    ARTICLE 7
                      ADDITIONAL AGREEMENTS OF THE PARTIES
                      ------------------------------------

     7.1  Taxes and Expenses.
          ------------------

     (a) Except as otherwise expressly provided in subsection (b) immediately below, the Company, on the one hand, and the Seller and Nickleby's, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

     (b) The Company shall pay any and all Colorado taxes, if any, which become due on account of the sale, assignment, transfer, conveyance and delivery of the Nickleby's Common Shares to the Company.

     7.2  Expiration of Representations and Warranties.  The representations and
          --------------------------------------------
warranties of the Seller and Nickleby's contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit C, shall survive the Closing and any investigations made by or on behalf of the Company prior thereto, and shall remain in full force and effect for a period of three (3) years after the date of Closing (the "Warranty Period") and thereupon expire.

     7.3  Indemnification.  The Seller  hereby  agrees to indemnify and hold the
          ---------------
Company harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Company may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Seller or Nickleby's contained herein, during the Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Company complies with the following indemnification procedure:

          (i) The Company shall give written notice to the Seller of a claim for indemnification within the Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

          (ii) The Seller shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the satisfaction of the Company.

          (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Seller and his authorized representatives, and the Company shall otherwise cooperate with the Seller in the defense of the claim. The Company shall not settle or compromise any such claim without the prior written consent of the Seller unless suit shall have been instituted against the Company and the Seller shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Seller admits in writing that he will be liable to the Company with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Seller shall have the right to assume full control of the defense of such claim. Otherwise, the Company shall have and retain the right to control the defense of such claim, and the Seller shall be entitled to participate in the defense of such claim only with the Company's consent.


                                    ARTICLE 8
                                  MISCELLANEOUS
                                  -------------

     8.1  Other Documents.  Each of the parties hereto shall execute and deliver
          ---------------
such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

     8.2  Parties  in  Interest.  This Agreement shall be binding upon and inure
          ---------------------
to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     8.3  Governing  Law.  This  Agreement  is made and shall be governed in all
          --------------
respects, including validity, interpretation and effect, by the laws of the State of Colorado.

     8.4  Notices.  All  notices,  requests or demands and other  communications
          -------
hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:


     (a)  If to the Company, to:

          Nickleby's.com, Inc.
          1422 Delgany Street, Suite #12
          Denver, Colorado 80202
          Attention:  Mr. Scott M. Thornock, President

          With copies to:

          Patricia Cudd, Esq.
          Cudd & Associates
          1120 Lincoln Street, Suite #1310
          Denver, Colorado 80203

     (b)  If to any of the Seller, to:

          Nickleby's Auction Gallery Ltd.
          6604 West 67th Avenue
          Arvada, Colorado  80003

          With copies to:

          Theodore H. Merriam, P.C.
          Abramovitz & Merriam
          1625 Broadway Street, Suite #770
          Denver, Colorado  80202

Any party hereto may change his or its address by written notice to the other parties given in accordance with this Section 8.4.

     8.5  Entire  Agreement.  This  Agreement  and the exhibits attached  hereto
          -----------------
contain the entire agreement between and among the parties and supersede all prior agreements, understandings and writings between or among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

     8.6  No  Equitable Conversion.  Prior to the Closing, neither the execution
          ------------------------
of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to, any governmental authority or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

     8.7  Headings.  The captions and headings  used herein are for  convenience
          --------
only and shall not be construed as part of this Agreement.

     8.8  Attorneys' Fees.  In the event of any litigation  between or among the
          ---------------
parties hereto, the non-prevailing party or parties shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party or parties in connection therewith.

     8.9  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS THEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:                                     NICKLEBY'S:

NICKLEBYS.COM, INC.                              NICKLEBY'S AUCTION GALLERY LTD.

By: /s/ Scott M. Thornock                        By: /s/ Bruce A. Capra
    ----------------------------                     ---------------------------
    Scott M. Thornock, President                     Bruce A. Capra, President


THE SELLER:




By: /s/ Bruce A. Capra
    ----------------------------
    Bruce A. Capra, Individually






















                                    EXHIBIT B


4.6  There is no response that is required to this Section.

                                    EXHIBIT C


7.2  There is no response that is required to this Section.